Future Minimum Payments Under Non-Cancelable Operating Leases with Initial Terms of One-Year or More (Detail) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2015	$ 389,853	2,418,879
2016	186,983	1,160,152
2017	120,593	748,230
2018	95,591	593,102
2019	46,913	291,077
Thereafter	27,400	170,008
Operating Leases, Future Minimum Payments Due, Total	$ 867,333	5,381,448